UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2015

AMARANTUS BIOSCIENCE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55016	26-0690857
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	IRS Employer Identification No.)

655 Montgomery Street, Suite 900 San Francisco, CA	94111
(Address of Principal Executive Offices)	(Zip Code)

(408) 737-2734

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Effective on February 6, 2015, Amarantus Bioscience Holdings, Inc. (the “Company”) entered into an amendment (the “APA Amendment”) to that certain Asset Purchase Agreement (the “Original APA”) by and among the Company, Regenicin, Inc. (“Regenicin”), Clark Corporate Law Group, LLP (“CCLG”), and Gordon & Rees, LLP (“Gordon”, altogether the “Affected Parties”), as disclosed on the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 17, 2014).

Pursuant to the APA Amendment, the Company and the Affected Parties agreed to (i) adjust the aggregate cash consideration to be paid by the Company from $3,500,000 to $3,600,000, and (ii) adjust the payment schedule in the Original APA.

Additionally, pursuant to the APA Amendment, the Company and the Affected Parties agreed that, if, prior to February 10, 2015, there has been no extension granted for the time to file a response motion in the pending litigation Regenicin brought against Lonza Walkersville (“Lonza”) that was filed in the Superior Court of Fulton County, State of Georgia, which lawsuit was subsequently removed to the United States District Court for Northern Georgia (CV:1:13-CV-3569), that such response motion shall be timely prepared at the Company’s sole expense.

Additionally, effective on February 6, 2015, the Company entered into a second amendment (the “Option Amendment”) to that certain Option Agreement, as amended (the “Amended Option Agreement”, as disclosed on the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on each of January 12, 2015 and November 17, 2014) with Lonza.

Pursuant to the Option Amendment, the Company and Lonza agreed that notwithstanding the provision for the extension of the option period to February 28, 2015 upon payment of additional $400,000 and to March 31, 2015 upon payment of additional $300,000 of consideration, the Option Agreement shall terminated as of February 23, 2015 if the Company and Lonza do not execute a Settlement Agreement and Dismissal of Litigation agreement by February 23, 2015.

As consideration for the Option Amendment, the Company agreed to pay Lonza a cash fee of $100,000, $50,000 of which was paid on the effective date of the Option Amendment and $50,000 of which shall be paid on before February 20, 2015.

The foregoing description of the APA Amendment and the Option Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the APA Amendment and Option Amendment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMARANTUS BIOSCIENCE HOLDINGS, INC.

Date: February 13 , 2015	By:	/s/ Gerald E. Commissiong
Name: Gerald E. Commissiong
Title: Chief Executive Officer